EXCHANGE AGREEMENT

            This Exchange Agreement (this “Agreement”) is made and entered into by and between Blue Calypso, Inc., a Delaware corporation (the “Company”) and Aztec Systems, Inc., a Texas corporation (“Aztec”) effective as of November 9, 2012. The Company and Aztec are sometimes collectively referenced herein as the “Parties” or individually as a “Party”.

Recitals

            WHEREAS, on January 17, 2012, the Company issued an 8% Promissory Note to Aztec in the principal amount of $254,992.89 (the “Note”) due September 30, 2012;

            WHEREAS, as of the date hereof, the outstanding balance of the Note, including all interest thereon is $368,059.24;

            WHEREAS, as of the date hereof, the Company has an accounts payable balance with Aztec of $177,898.92(the “Accounts Payable”);

            WHEREAS, upon the terms and subject to the conditions hereof, Aztec and the Company desire to exchange the Note and the Accounts Payable for that certain 8% Convertible Note in the original principal amount of $545,958.16 due, subject to the terms therein, March 31, 2013, in substantially the form of Exhibit “B”  attached hereto (the “Convertible Note”);

            WHEREAS, the Convertible Note issued and exchanged hereunder is being issued without registration under the Securities Act in reliance on the exemption provided by Section 4(2) of the Securities Act;

WHEREAS, upon the terms and subject to the conditions hereof, the Company has agreed to register the shares of common stock issuable upon conversion of the Convertible Note (the “Convertible Note Shares”) and an aggregate of 3,733,428 shares of common stock currently held by Aztec (the “Aztec Shares” and together with the Convertible Note Shares, the “Registrable Securities”) on or before December 31, 2012 as set forth herein; and

WHEREAS, the Parties desire to make certain representations, warranties, covenants and other agreements in connection with the transactions contemplated hereby:

Agreement

NOW, THEREFORE in consideration of the covenants, promises and representations set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

ARTICLE I

DEFINITIONS

Section 1.1         Definitions. In addition to the terms defined elsewhere in this Agreement: (a) capitalized terms that are not otherwise defined herein have the meanings given to such terms in the Convertible Note (as defined herein), and (b) the following terms have the meanings set forth in this Section 1.1:

“Accounts Payable” shall have the meaning ascribed to such term in the Recitals.

“Action” shall have the meaning ascribed to such term in Section 5.11.

“Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 405 under the Securities Act.

“Aztec” shall have the meaning ascribed to such term in the preamble to this Agreement.

“Aztec Party” shall have the meaning ascribed to such term in Section 6.6.

“Board of Directors” means the board of directors of the Company.

“Business Day” means any day except any Saturday, any Sunday, any day which is a federal legal holiday in the United States or any day on which banking institutions in the State of Texas are authorized or required by law or other governmental action to close.

“Closing Date” means the Trading Day on which all of the Transaction Documents have been executed and delivered by the applicable parties thereto pursuant to Section 2.2, and all conditions precedent to (i) Aztec’s obligation to deliver the Note and Accounts Payable in exchange for the Convertible Note and (ii) the Company’s obligations to deliver the Securities, in each case, have been satisfied or waived, but not later than November 9, 2012.

“Commission” means the United States Securities and Exchange Commission.

“Common Stock” means the common stock of the Company, $0.0001 par value per share, and any other class of securities into which such securities may hereafter be reclassified or changed.

“Common Stock Equivalents” means any securities of the Company or the Subsidiaries which would entitle the holder thereof to acquire at any time Common Stock, including, without limitation, any debt, preferred stock, right, option, warrant or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock.

“Company” shall have the meaning ascribed to such term in the preamble to this Agreement.

“Conversion Price” shall have the meaning ascribed to such term in the Convertible Note.

“Convertible Note” shall have the meaning ascribed to such term in the Recitals.

“Convertible Note Shares” shall have the meaning ascribed to such term in the Recitals.

“Debt" of any Person at any date, without duplication, means (a) all indebtedness of such Person for borrowed money; (b) all obligations of such Person for the deferred purchase price of property or services, except trade payables arising in the ordinary course of business; (c) all obligations of such Person evidenced by notes, bonds, debentures or other similar instruments; (d) obligations as lessee under capital leases; (e) obligations in respect of any interest rate swaps, currency exchange agreements, commodity swaps, caps, collar agreements or similar arrangements entered into by the Company providing for protection against fluctuations in interest rates, currency exchange rates or commodity prices or the exchange of nominal interest obligations, either generally or under specific contingencies; (f) all obligations of such Person to purchase, redeem, retire, defease or otherwise make any payment in respect of any equity interests in such Person or any other Person or any warrants, rights or options to acquire such equity interests, valued, in the case of redeemable preferred interests, at the greater of its voluntary or involuntary liquidation preference plus accrued and unpaid dividends, (g) all obligations of such Person under acceptance facilities and letters of credit; (h) all guaranties, endorsements (other than for collection or deposit in the ordinary course of business), and other contingent obligations of such Person to purchase, to provide funds for payment, to supply funds to invest in any Person, or otherwise to assure a creditor against loss, in each case, in respect of indebtedness set out in clauses (a) through (g) of a Person other than the Company; and (i) indebtedness set out in clauses (a) through (h) of any Person other than the Company secured by any lien on any asset of the Company or any of its Subsidiaries, whether or not such indebtedness has been assumed by the Company or any of its Subsidiaries.

“Effective Date” shall have the meaning ascribed to such term in Section 3.1.

“Effectiveness Period” shall have the meaning ascribed to such term in Section 3.2(a).

“Evaluation Date” shall have the meaning ascribed to such term in Section 5.19.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Filing Date” shall have the meaning ascribed to such term in Section 3.1.

“Filings” shall have the meaning ascribed to such term in Section 3.5(a).

“GAAP” shall have the meaning ascribed to such term in Section 5.9.

“Governmental Authority” means: a federal, state, local or foreign governmental authority; a state, province, commonwealth, territory or district thereof; a county or parish; a city, town, township, village or other municipality; a district, ward or other subdivision of any of the foregoing; any executive, legislative or other governing body of any of the foregoing; any agency, authority, board, department, system, service, office, commission, committee, council or other administrative body of any of the foregoing; any court or other judicial body; and any officer, official or other representative of any of the foregoing.

“Indebtedness” shall have the meaning ascribed to such term in Section 5.25.

“Intellectual Property Rights” shall have the meaning ascribed to such term in Section 5.16.

“Liens” means a lien, charge, pledge, security interest, encumbrance, right of first refusal, preemptive right or other restriction.

“Material Adverse Effect” shall have the meaning assigned to such term in Section 5.2.

“Maximum Rate” shall have the meaning ascribed to such term in Section 7.13.

“Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

“Plan of Distribution” shall have the meaning ascribed to such term in Section 3.2(a).

“Proceeding” means an action, claim, suit, investigation or proceeding (including, without limitation, an informal investigation or partial proceeding, such as a deposition), whether commenced or threatened.

“Registrable Securities” shall have the meaning ascribed to such term in the Recitals.

“Registration Statement” shall have the meaning ascribed to such term in Section 3.2.

“Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“SEC Reports” shall have the meaning ascribed to such term in Section 5.9.

“Securities” means the Convertible Note and the Registrable Securities.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Securities Laws” means the securities laws of the United States or any state thereof.

“Subsidiary” means Blue Calypso, LLC, and shall, where applicable, also include any direct or indirect subsidiary of the Company formed or acquired after the date hereof.

“Trading Day” means a day on which the principal Trading Market is open for trading.

“Trading Market” means any of the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the NYSE AMEX, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market, the New York Stock Exchange, the OTC Bulletin Board or the OTCQB (or any successors to any of the foregoing).

“Transaction Documents” means this Agreement and the Convertible Note, all exhibits and schedules thereto and hereto and all other agreements, documents and instruments executed and delivered pursuant to the terms of this Agreement or pursuant to the terms of any other Transaction Document, together with any and all renewals, extensions, and restatements of, and amendments and modifications to, any such agreements, documents, and instruments.

“Transfer Agent” means Action Stock Transfer Corp., the current transfer agent of the Company, with a mailing address of 2469 E. Fort Union Blvd., Suite 214, Salt Lake City, UT, and any successor transfer agent of the Company.

“Violation” shall have the meaning ascribe to such term in Section 3.5(a).

Section 1.2       Interpretation. For purposes of this Agreement, (a) the words “include,” “includes” and “including” shall be deemed to be followed by the words “without limitation”; (b) the word “or” is not exclusive; and (c) the words “herein,” “hereof,” “hereby,” “hereto” and “hereunder” refer to this Agreement as a whole. The definitions given for any defined terms in this Agreement shall apply equally to both the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. Unless the context otherwise requires, references herein: (i) to Articles, Sections, and Exhibits mean the Articles and Sections of, and Exhibits attached to, this Agreement; (ii) to an agreement, instrument or other document means such agreement, instrument or other document as amended, supplemented and modified from time to time to the extent permitted by the provisions thereof; and (iii) to a statute means such statute as amended from time to time and includes any successor legislation thereto and any regulations promulgated thereunder. This Agreement shall be construed without regard to any presumption or rule requiring construction or interpretation against the party drafting an instrument or causing any instrument to be drafted. The Exhibits referred to herein shall be construed with, and as an integral part of, this Agreement to the same extent as if they were set forth verbatim herein.

ARTICLE II

EXCHANGE OF NOTE AND CONVERSION OF ACCOUNTS PAYABLE

            Section 2.1       Exchange of Note and Accounts Payable. Upon the terms and subject to the conditions of this Agreement, at the closing, which shall occur no later than November 9, 2012 (the “Closing Date”), upon the satisfaction or waiver of all conditions set forth in Section 2.2, (a) Aztec will (i) convey, assign, transfer and deliver to the Company and the Company will receive from Aztec, the Note and (ii) record on its books of account that the Accounts Payable have been paid in full in exchange for the issuance of the Convertible Note, and (b) the Company will issue and deliver to Aztec the Convertible Note. Aztec and the Company shall deliver the other items set forth in Section 2.2 at the Closing Date.

Section 2.2       Deliveries.

(a)                On the Closing Date, the Company shall deliver or cause to be delivered to Aztec the following:

(1)               a copy of this Agreement duly executed by the Company;

(2)               the Convertible Note duly executed by the Company;

(3)               a waiver of LMD Capital, LLC with respect to its rights under Section 4.13 of that certain Securities Purchase Agreement dated April 19, 2012;

(4)               certificates of the appropriate government officials of the state of incorporation or organization of the Company as to the existence and good standing of the Company and each of its Subsidiaries, each dated within ten (10) days prior to the Closing Date; and

(5)               Certificate of the Secretary of the Company certifying (i) resolutions of the Board of Directors of the Company which authorize the execution, delivery and performance by the Company of this Agreement and the other Transaction Documents to which the Company is a party and (ii) the names of the individuals or other Persons authorized to sign this Agreement and the other Transaction Documents to which the Company is a party together with specimen signatures of such Persons.

(b)               On the Closing Date, Aztec shall deliver or cause to be delivered to the Company:

(1)   A copy of this Agreement duly executed by Aztec;

(2)               the Note;

(3)               evidence that the Accounts Payable have been marked “paid in full” on the accounting books of Aztec in exchange for the Convertible Note;

(4)               a waiver letter from The F&M Bank & Trust Company with respect to the exchange of the Note for the Convertible Note;

(5)               certificates of the appropriate government officials of the state of incorporation or organization of the Company as to the existence and good standing of the Company and each of its Subsidiaries, each dated within ten (10) days prior to the Closing Date; and

(6)               Certificate of the Secretary of Aztec certifying (i) resolutions of the Board of Directors of Aztec which authorizes the execution, delivery and performance by Aztec of this Agreement and (ii) the names of the individuals or other Persons authorized to sign this Agreement together with specimen signatures of such Persons.

ARTICLE III

REGISTRATION RIGHTS

            Section 3.1       Registration Rights.  The Company shall register with the Commission the Registrable Securities by either (i) “piggybacking” such Registrable Securities to a Registration Statement filed for the account of the Company or for the account of one or more stockholders of the Company or (ii) preparing and filing a Registration Statement solely for the benefit of Aztec with the Commission, in either case on or before December 31, 2012 (the “Filing Date”), and shall use its commercially reasonable best efforts to have such Registration Statement declared effective by the Commission no later than March 31, 2013 (the “Effective Date”).

Section 3.2       Registration.

(a)                On or prior to the Filing Date, the Company shall prepare and file with the Commission a registration statement covering the Registrable Securities for an offering to be made on a continuous basis pursuant to Rule 415. The registration statement shall be on Form S-1 or, if the Company is so eligible, on Form S-3 (except if the Company is not then eligible to register for resale the Registrable Securities on Form S-1 or Form S-3, as the case may be, in which case such registration shall be on another appropriate form in accordance herewith) and shall contain (unless otherwise directed by Aztec) substantially the “Plan of Distribution” attached hereto as Exhibit A. The Company shall use its commercially reasonable efforts to cause the Registration Statement to be declared effective under the Securities Act as soon as possible and, in any event, by the Effective Date. The Company shall use its commercially reasonable efforts to keep the Registration Statement continuously effective under the Securities Act until all Registrable Securities covered by such Registration Statement have been sold, or may be sold without the requirement to be in compliance with Rule 144(c)(1) and otherwise without restriction or limitation pursuant to Rule 144, as determined by counsel to the Company (the “Effectiveness Period”). The Company shall prepare and file with the Commission such amendments (including, without limitation, post-effective amendments) and supplements to each Registration Statement and the prospectus used in connection with each such Registration Statement, which prospectus is to be filed pursuant to Rule 424 promulgated under the Securities Act, as may be necessary to keep each such Registration Statement effective at all times during the Effectiveness Period for such Registration Statement, and, during such period, comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities of the Company required to be covered by such Registration Statement until such time as all of such Registrable Securities shall have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof as set forth in such Registration Statement; provided, however, by 8:30 a.m. (New York time) on the Business Day immediately following the Effective Date, the Company shall file with the SEC in accordance with Rule 424(b) under the Securities Act the final prospectus to be used in connection with sales pursuant to the applicable Registration Statement (whether or not such a prospectus is technically required by such rule). In the case of amendments and supplements to the Registration Statement which are required to be filed pursuant to this Agreement (including, without limitation, pursuant to this Section 3(a)) by reason of the Company filing a report on Form 10-Q or Form 10-K or any analogous report under the Exchange Act, the Company shall have incorporated such report by reference into such Registration Statement, if applicable, or shall file such amendments or supplements with the Commission on the same day on which the Exchange Act report is filed which created the requirement for the Company to amend or supplement such Registration Statement.

(b)               The Company shall bear and pay all expenses incurred in connection with any registration, filing or qualification of the Registrable Securities with respect to the registrations pursuant to this Section 3.2, including (without limitation) all registration, filing and qualification fees, printer’s fees, accounting fees and fees and disbursements of counsel for the Company, but excluding any brokerage or underwriting fees, discounts and commissions relating to the Registrable Securities and fees and disbursements of counsel for Aztec.

(c)                Notwithstanding anything in this Agreement to the contrary, the Company may, by written notice to Aztec, suspend sales under the Registration Statement after its effectiveness date and/or require that Aztec immediately cease the sale of Registrable Securities if the financial statements included in such Registration Statement become ineligible for inclusion therein. The Company’s rights under this Section 3.2(c)  may be exercised for a period of no more than 10 trading days in any 12-month period. Immediately after the end of any suspension period under this Section 3.2(c), the Company shall take all necessary actions (including filing any required supplemental prospectus) to restore the effectiveness of the Registration Statement and the ability of Aztec to publicly resell the Registrable Securities pursuant to such effective Registration Statement.

Section 3.3       Obligations of the Company. In addition to the obligations set forth in Section 3.2, the Company shall, as expeditiously as reasonably possible:

(a)        Furnish to Aztec such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by it (provided that the Company would not be required to print such prospectuses if readily available to Aztec from any electronic service, such as on the EDGAR filing database maintained at www.sec.gov;

(b)        Use its commercially reasonable efforts to register and qualify the Registrable Securities under the Securities Laws of such jurisdictions as shall be reasonably requested by Aztec; provided, that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions;

(c)        Promptly notify Aztec at any time when a prospectus relating thereto is required to be delivered under the Securities Act, within one business day, (i) of the effectiveness of the Registration Statement, or (ii) of the happening of any event as a result of which the prospectus included in the Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing;

(d)        Cause all Registrable Securities to be listed on the Trading Market on which shares of Common Stock issued by the Company are then listed; and

(e)        Provide a transfer agent and registrar for all of the Registrable Securities and a CUSIP number therefore not later than the Effective Date.

3.4       Furnish Information. It shall be a condition precedent to the Company’s obligations to take any action pursuant to this Article III  with respect to the Registrable Securities that Aztec shall furnish to the Company such information regarding Aztec, the Registrable Securities held by Aztec, and the intended method of disposition of such securities in the form attached to this Agreement as Exhibit “A”, or as otherwise reasonably required by the Company to effect the registration of the Registrable Securities.

3.5       Indemnification.

(a)        To the extent permitted by law, the Company will indemnify and hold harmless Aztec, any underwriter (as defined in the Securities Act) retained by Aztec and each Person, if any, who controls Aztec or underwriter within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages or liabilities (joint or several) to which any of the foregoing Persons may become subject under the Securities Act, the Exchange Act or other federal or state securities law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively, a “Violation”): (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, as amended from time to time, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto (collectively, the “Filings”), (ii) the omission or alleged omission to state in the Filings a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any Securities Law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities law; and the Company will pay any legal or other expenses reasonably incurred by any person to be indemnified pursuant to this Section 3.5(a)  in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this Section 3.5(a)  shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon a Violation that occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by Aztec, underwriter or controlling person.

(b)        To the extent permitted by law, Aztec will indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the Registration Statement, each Person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act, any underwriter, against any losses, claims, damages or liabilities (joint or several) to which any of the foregoing Persons may become subject under the Securities Act, the Exchange Act or other Securities Law, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by Aztec expressly for use in connection with such registration; and Aztec will pay any legal or other expenses reasonably incurred by any Person to be indemnified pursuant to this Section 3.5(b)  in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this Section 3.5(b)  shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of Aztec (which consent shall not be unreasonably withheld); and provided, further, in no event shall any indemnity under this Section 3.5(b) exceed the net proceeds received by Aztec upon the sale of the Registrable Securities.

(c)        Promptly after receipt by an indemnified party under this Section 3.5  of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 3.5, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party (together with all other indemnified parties that may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such Proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if materially prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 3.5, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 3.5.

(d)        If the indemnification provided in Sections 3.5(a)  and 3.5(b)  is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, claim, damage or expense referred to herein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions or alleged statements or omissions that resulted in such loss, liability, claim or expense as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. In no event shall Aztec be required to contribute an amount in excess of the net proceeds received by it upon the sale of the Registrable Securities.

(e)        The obligations of the Company and Aztec under this Section 3.5  shall survive the completion of any offering of Registrable Securities in a registration statement under this Article III  and otherwise.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES OF AZTEC

            As of the date hereof and as of the Closing Date, Aztec represents and warrants to the Company as follows:

            Section 4.1       Ownership of Note.  Aztec is the sole record and beneficial owner of the Note. The Note is not subject to any encumbrances, other than the security interest in the assets of Aztec granted to The F&M Bank & Trust Company pursuant to the terms of a Loan Agreement dated June 14, 2012 by and between Aztec and F&M (the “Loan Agreement”), and Aztec has not granted any rights to purchase the Note to any other person or entity. Subject to any restrictions set forth in the Loan Agreement, Aztec has the sole right to transfer the Note to the Company.

Section 4.2       Validity of Accounts Payable.  All of the Accounts Payable, other than the charge for pre-billed hosting services for the period November 1 to December 31, 2012, as requested by the Company, have been incurred on or prior to the date hereof in the ordinary course of the Company’s business and all of the Accounts Payable represent valid obligations of the Company related to services provided by Aztec to the Company except for the pre-billed hosting services.

            Section 4.3       No Undisclosed Liabilities.  Except for the Note and the Accounts Payable, the Company has no financial liabilities or past-due account payable obligations to Aztec as of the date hereof.

Section 4.4       Organization; Authority.  Aztec is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with full right, corporate power and authority to enter into and to consummate the transactions contemplated by this each of the Transaction Documents and otherwise to carry out its obligations hereunder and thereunder. The execution, delivery and performance by Aztec of the transactions contemplated by the Transaction Documents have been duly authorized by all necessary corporate action on the part of Aztec. This Agreement and each of the other Transaction Documents have been duly executed by Aztec, and when delivered by Aztec in accordance with the terms hereof, will constitute the valid and legally binding obligation of Aztec, enforceable against it in accordance with its terms, except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

            Section 4.5       Purchaser Status.  At the time Aztec was offered the Convertible Note, it was, and as of the date hereof it is, and on the date on which it converts the Convertible Note it will be an “accredited investor” as defined in Rule 501(a)(3) or (a)(8) of Regulation D promulgated under the Securities Act.

            Section 4.6       Experience of Aztec.  Aztec, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Convertible Note and has so evaluated the merits and risks of such investment. Aztec is able to bear the economic risk of an investment in the Convertible Note and the Registrable Securities and, at the present time, is able to afford a complete loss of such investment.

            Section 4.7       General Solicitation.  Aztec is not acquiring the Convertible Note as a result of any advertisement, article, notice or other communication regarding the Convertible Note published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.

Section 4.8       Certain Fees.  Aztec has no obligation with respect to any brokerage or finder’s fees or commissions to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by the Transaction Documents.

ARTICLE V

REPRESENTATIONS AND WARRANTIES OF THE COMPANY

As of the date hereof and as of the Closing Date, the Company represents and warrants to Aztec as follows:

Section 5.1       Subsidiaries.  The Company owns, directly or indirectly, all of the capital stock or other equity interests of each Subsidiary free and clear of any Liens, other than Permitted Liens as defined in the Convertible Note, and all of the issued and outstanding shares of capital stock or other equity interests of each Subsidiary are validly issued and are fully paid, non-assessable and free of preemptive and similar rights to subscribe for or purchase securities.

Section 5.2       Organization and Qualification.  The Company and each of the Subsidiaries is an entity duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization (as applicable), with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted. Neither the Company nor any Subsidiary is in violation or default of any of the provisions of its respective certificate or articles of incorporation, bylaws or other organizational or charter documents. The Company and each of the Subsidiaries is duly qualified to conduct business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, could not have or reasonably be expected to result in (i) a material adverse effect on the legality, validity or enforceability of any Transaction Document, (ii) a material adverse effect on the results of operations, assets, business, prospects or condition (financial or otherwise) of the Company and its Subsidiaries, taken as a whole, or (iii) a material adverse effect on the Company’s ability to perform in any material respect on a timely basis its obligations under any Transaction Document (any of (i), (ii) or (iii), a “Material Adverse Effect”) and no Proceeding has been instituted in any such jurisdiction revoking, limiting or curtailing or seeking to revoke, limit or curtail such corporate power and authority or qualification.

Section 5.3       Authorization; Enforcement.  The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by each of the Transaction Documents to which it is a party and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of each of the Transaction Documents by the Company and the consummation by each of them of the transactions contemplated hereby and thereby have been duly authorized by all necessary corporate action on the part of the Company and no further action is required by the Company, the Board of Directors, the stockholders or the creditors of the Company or any Subsidiary in connection therewith. Each Transaction Document has been (or upon delivery will have been) duly executed by the Company and, when delivered in accordance with the terms hereof and thereof, will constitute the valid and binding obligation of the Company enforceable against it in accordance with its terms except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

Section 5.4       No Conflicts.  The execution, delivery and performance of the Transaction Documents by the Company and the consummation by the Company of the other transactions contemplated hereby and thereby do not and will not: (i) conflict with or violate any provision of the Company’s articles of incorporation or bylaws, as amended, or (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, result in the creation of any Lien upon any of the properties or assets of the Company or any Subsidiary, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company or Subsidiary debt or otherwise) or other understanding to which the Company or any Subsidiary is a party or by which any property or asset of the Company or any Subsidiary is bound or affected, or (iii)  conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any Governmental Authority to which the Company or a Subsidiary is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company or a Subsidiary is bound or affected; except in the case of each of clauses (ii) and (iii), such as could not have or reasonably be expected to result in a Material Adverse Effect.

Section 5.5       Filings, Consents and Approvals.  The Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any Governmental Authority or other Person in connection with the execution, delivery and performance by the Company of the Transaction Documents, other than: (i) the filing required pursuant to Sections 6.3 and 6.5  of this Agreement, (ii) the filing of the Registration Statement pursuant to Article III with the Commission, (iii) the filing of a Form D with the Commission, and (iv) the waiver required to be delivered pursuant to Sections 2.2(a)(3) and (v) such filings as are required to be made under applicable state securities laws.

Section 5.6       Issuance of the Securities.  The Convertible Note is duly authorized and, when issued and paid for in accordance with the applicable Transaction Documents, will be duly and validly issued, fully paid and non-assessable, free and clear of all Liens imposed by the Company other than restrictions on transfer provided for in the Transaction Documents. The Registrable Securities, when issued in accordance with the terms of the Transaction Documents, will be validly issued, fully paid and non-assessable, free and clear of all Liens. The Company has reserved from its duly authorized capital stock a number of shares of Common Stock for issuance of the Registrable Securities.

Section 5.7       Capitalization.  The capitalization of the Company and each Subsidiary is as set forth on Schedule 5.7, which Schedule 5.7 shall also include the number of shares of Common Stock owned, to the knowledge of the Company, beneficially by Affiliates of the Company as of the date hereof. Except as set forth on Schedule 5.7, as of the date hereof, the Company has not issued any capital stock since its most recently filed periodic report under the Exchange Act, other than pursuant to the exercise of employee stock options under the Company’s stock option plans, the issuance of shares of Common Stock to employees pursuant to the Company’s employee stock purchase plans and pursuant to the conversion and/or exercise of Common Stock Equivalents outstanding as of the date of the most recently filed periodic report under the Exchange Act. Other than Aztec, no Person has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the purchase and sale of the Convertible Note. Except as a result of the purchase and sale of the Convertible Note and as set forth on Schedule 5.7, there are no outstanding options, warrants, script rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exercisable or exchangeable for, or giving any Person any right to subscribe for or acquire, any shares of Common Stock, or contracts, commitments, understandings or arrangements by which the Company or any Subsidiary is or may become bound to issue additional shares of Common Stock or Common Stock Equivalents. Except as set forth on Schedule 5.7, the issuance and sale of the Securities will not obligate the Company to issue shares of Common Stock or other securities to any Person (other than Aztec) and will not result in a right of any holder of Company securities to adjust the exercise, conversion, exchange or reset price under any of such securities. All of the outstanding shares of capital stock of the Company are duly authorized, validly issued, fully paid and non-assessable, have been issued in compliance with all federal and state securities laws, and none of such outstanding shares was issued in violation of any preemptive rights or similar rights to subscribe for or purchase securities. No further approval or authorization of any stockholder, the Board of Directors of the Company or others is required for the issuance and sale of the Securities. Except as set forth in Schedule 5.7, there are no stockholders agreements, voting agreements or other similar agreements with respect to the Company’s capital stock to which the Company is a party or, to the knowledge of the Company, between or among any of the Company’s stockholders.

Section 5.8       Other Debt.  Except as set forth on Schedule 5.8, as of the Closing Date:  (a) neither the Company nor any Subsidiary is directly, indirectly or contingently obligated with respect to any Debt; (b) there exists no default or event of default under the provisions of any Debt or any related agreement to which the Company or any Subsidiary is a party; (c) neither the Company nor any Subsidiary has requested the waiver of any provision of any agreement evidencing Debt; and (d) there has been no demand for payment, oral or otherwise, with respect to any agreement evidencing Debt to which either the Company or any Subsidiary is a party.

Section 5.9       SEC Reports; Financial Statements.  The Company has filed all reports, schedules, forms, statements and other documents required to be filed by the Company under the Securities Act and the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the two years preceding the date hereof (or such shorter period as the Company was required by law or regulation to file such material) (the foregoing materials, including the exhibits thereto and documents incorporated by reference therein, being collectively referred to herein as the “SEC Reports”) on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension. As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act, as applicable, as in effect at the time of filing and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The Company is not an issuer subject to Rule 144(i) under the Securities Act. The financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with United States generally accepted accounting principles applied on a consistent basis during the periods involved (“GAAP”), except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP and are subject to year-end and audit adjustments, and fairly present in all material respects the financial position of the Company and its consolidated Subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to year-end and audit adjustments.

Section 5.10     Material Changes; Undisclosed Events, Liabilities or Developments. Since the date of the latest audited financial statements included within the SEC Reports, except as specifically disclosed in a subsequent SEC Report filed prior to the Closing Date and except as set forth in Schedule 5.10: (i) there has been no event, occurrence or development that has had or that could reasonably be expected to result in a Material Adverse Effect, (ii) the Company has not incurred any liabilities (contingent or otherwise) other than (A) trade payables, deferred revenue and accrued expenses incurred in the ordinary course of business consistent with past practice, and (B) liabilities not required to be reflected in the Company’s financial statements pursuant to GAAP or disclosed in filings made with the Commission, (iii) the Company has not altered its method of accounting, (iv) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock and (v) the Company has not issued any equity securities to any officer, director or Affiliate, except pursuant to existing Company stock option plans. The Company does not have pending before the Commission any request for confidential treatment of information. Except for the issuance of the Securities contemplated by this Agreement or as set forth on Schedule 5.10, no event, liability, fact, circumstance, occurrence or development has occurred or exists or is reasonably expected to occur or exist with respect to the Company or any Subsidiary or their respective businesses, properties, operations, assets or financial condition, that would be required to be disclosed by the Company under applicable Securities Laws at the time this representation is made or deemed made that has not been publicly disclosed at least one (1) Trading Day prior to the date that this representation is made.

Section 5.11     Litigation.  Except as set forth on Schedule 5.11, there is no Proceeding pending or, to the knowledge of the Company, threatened against or affecting the Company, any Subsidiary or any of their respective assets or properties before or by any court, arbitrator, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign) (collectively, an “Action”) which could, if there were an unfavorable decision, have or reasonably be expected to result in a Material Adverse Effect. Neither the Company nor any Subsidiary, nor, to the best of the knowledge of the Company, any director or officer thereof, is or has been the subject of any Action involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty. There has not been, and to the knowledge of the Company there is not pending or contemplated, any investigation by the Commission involving the Company or, to the knowledge of the Company, any current or former director or officer of the Company. The Commission has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company or any Subsidiary under the Exchange Act or the Securities Act.

Section 5.12     Labor Relations.  No executive officer, to the knowledge of the Company, is or is now expected to be in violation of any material term of any employment contract, confidentiality, disclosure or proprietary information agreement or non-competition agreement, or any other contract or agreement or any restrictive covenant, and, to the knowledge of the Company, the continued employment of each such executive officer does not subject the Company or any Subsidiary to any liability with respect to any of the foregoing matters. To the knowledge of the Company, the Company and each Subsidiary is in compliance with all U.S. federal, state, local and foreign laws and regulations relating to employment and employment practices, terms and conditions of employment and wages and hours, except where the failure to be in compliance could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

Section 5.13     Compliance.  Except as set forth on Schedule 5.13, neither the Company nor any Subsidiary (i) is in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company or any Subsidiary under), nor has the Company or any Subsidiary received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its assets or properties is bound (whether or not such default or violation has been waived), (ii) is in violation of any order of any court, arbitrator or Governmental Authority binding on the Company or any Subsidiary or any of their respective assets or properties, or (iii) is or has been in violation of any statute, rule, ordinance or regulation of any Governmental Authority, including without limitation all foreign, federal, state and local laws applicable to its business, except in each case as could not have or reasonably be expected to result in a Material Adverse Effect.

Section 5.14     [Reserved]

Section 5.15     Title to Assets.  The Company and each Subsidiary has good and marketable title in fee simple to all real property owned by them and good and marketable title in all personal property owned by them that is material to the business of the Company and the Subsidiaries, in each case free and clear of all Liens, except for the Liens as set forth on Schedule 5.15. Any real property and facilities held under lease by the Company and each Subsidiary is held by it under valid, subsisting and enforceable leases with which the Company and each Subsidiary is in compliance, except where the non-compliance would not reasonably be expected to result in a Material Adverse Effect.

Section 5.16     Intellectual Property.  Except as set forth in Schedule 5.16, the Company and each Subsidiary has, or has rights to use, all patents, patent applications, trademarks, trademark applications, service marks, trade names, trade secrets, inventions, copyrights, licenses and other intellectual property rights and similar rights necessary or material for use in connection with its respective business as described in the Registration Statement and the SEC Reports and which the failure to so have could have a Material Adverse Effect (collectively, the “Intellectual Property Rights”). None of, and neither the Company nor any Subsidiary has received a notice (written or otherwise) that any of, the Intellectual Property Rights has expired, terminated or been abandoned, or is expected to expire or terminate or be abandoned, within two (2) years from the date of this Agreement. Neither the Company nor any Subsidiary has received, since the date of the latest audited financial statements included in the SEC Reports, a written notice of a claim or otherwise has any knowledge that the Intellectual Property Rights owned or used by the Company or any Subsidiary violate or infringe upon the rights of any Person unless such notice has been resolved without a Material Adverse Effect. To the knowledge of the Company, all such Intellectual Property Rights owned by the Company and each Subsidiary is enforceable and there is no existing infringement by another Person of any of the Intellectual Property Rights. The Company and each Subsidiary has taken reasonable security measures to protect the secrecy, confidentiality and value of all of its intellectual properties, except where failure to do so could not, individually or in the aggregate, reasonably be expecting to have a Material Adverse Effect.

Section 5.17     Insurance.  The Company and the Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which the Company and each Subsidiary is engaged. Neither the Company nor any Subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business without a significant increase in cost.

Section 5.18     Transactions With Affiliates and Employees.  Except as set forth in the SEC Reports, none of the officers or directors of the Company or any Subsidiary and, to the knowledge of the Company, none of the employees of the Company or any Subsidiary is presently a party to any transaction with the Company or any Subsidiary (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner, other than (i) for payment of salary or consulting fees for services rendered, (ii) reimbursement for expenses incurred on behalf of the Company or a Subsidiary and (iii) for other employee benefits, including stock option or stock grant agreements under any stock plans of the Company.

Section 5.19     Sarbanes-Oxley; Internal Accounting Controls. The Company and each Subsidiary taken as a whole is in compliance with any and all applicable requirements of the Sarbanes-Oxley Act of 2002 that are effective as of the date hereof, and any and all applicable rules and regulations promulgated by the Commission thereunder that are effective as of the date hereof and as of the applicable Closing Date as of which this representation and warranty is being made. Except as set forth in the SEC Reports, the Company and the Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that: (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management’s general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. Except as set forth in the SEC Reports, the Company and the Subsidiaries have established disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the Company and the Subsidiaries and designed such disclosure controls and procedures to ensure that information required to be disclosed by the Company in the reports it files or submits under the Exchange Act is recorded, processed, summarized and reported, within the time periods specified in the Commission’s rules and forms. The Company’s certifying officers have evaluated the effectiveness of the disclosure controls and procedures of the Company and the Subsidiaries as of the end of the period covered by the most recently filed periodic report under the Exchange Act (such date, the “Evaluation Date”). The Company presented in its most recently filed periodic report under the Exchange Act the conclusions of the certifying officers about the effectiveness of the disclosure controls and procedures based on their evaluations as of the Evaluation Date. Since the Evaluation Date, there have been no changes in the internal control over financial reporting (as such term is defined in the Exchange Act) that have materially affected, or is reasonably likely to materially affect, the internal control over financial reporting of the Company and its Subsidiaries.

Section 5.20     Private Placement.  Assuming the accuracy of the Aztec representations and warranties set forth in Section 4.4, no registration under the Securities Act is required for the offer and sale of the Securities by the Company to Aztec as contemplated hereby.

Section 5.21     Registration Rights.  Other than Aztec, LMD Capital, LLC and Esousa Holdings LLC, no Person has any right to cause the Company to effect the registration under the Securities Act of any securities of the Company.

Section 5.22     Listing and Maintenance Requirements. The Common Stock is registered pursuant to Section 12(b) or 12(g) of the Exchange Act, and the Company has taken no action designed to, or which to its knowledge is likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act nor has the Company received any notification that the Commission is contemplating terminating such registration. The Company has not, in the 12 months preceding the date hereof, received notice from any Trading Market on which the Common Stock is or has been listed or quoted to the effect that the Company is not in compliance with the listing or maintenance requirements of such Trading Market. The Company is, and has no reason to believe that it will not in the foreseeable future continue to be, in compliance with all such listing and maintenance requirements.

Section 5.23     Disclosure.  All disclosure furnished by or on behalf of the Company to Aztec regarding the Company, its business and the transactions contemplated hereby, including the Schedules to this Agreement, is true and correct and does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading. The Company acknowledges and agrees that Aztec has not made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in Article IV hereof.

Section 5.24     No Integrated Offering.  Assuming the accuracy of Aztec’s representations and warranties set forth in Section 4.5, neither the Company, nor any of its Affiliates, nor any Person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would cause this offering of the Securities to be integrated with prior offerings by the Company for purposes of the Securities Act.

Section 5.25     [Reserved]

Section 5.26     Tax Status.  Except for matters set forth on Schedule 5.26, the Company and its Subsidiaries each (i) has made or filed all necessary federal, state and local income and all foreign income and franchise tax returns, reports and declarations required by any jurisdiction to which it is subject, (ii) has paid all taxes and other governmental assessments and charges, shown or determined to be due on such returns, reports and declarations and (iii) has set aside on its books provision reasonably adequate for the payment of all material taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company or of any Subsidiary know of no reasonable basis for any such claim.

Section 5.27     No General Solicitation.  The offer and sale of the Convertible Note to Aztec in exchange for the Note and the Accounts Payable is a privately negotiated transaction, and neither the Company nor any Person acting on behalf of the Company has offered or sold any security of the Company that is substantially similar to the Convertible Note or any other security that might be integrated with the issuance of the Convertible Note by any form of general solicitation or general advertising.

Section 5.28     Foreign Corrupt Practices.  Neither the Company nor any Subsidiary has, nor to the knowledge of the Company or any Subsidiary has any agent or other Person acting on behalf of the Company or any Subsidiary: (i) directly or indirectly, used any funds for unlawful contributions, gifts, entertainment or other unlawful expenses related to foreign or domestic political activity, (ii) made any unlawful payment to foreign or domestic government officials or employees or to any foreign or domestic political parties or campaigns from corporate funds, (iii) failed to disclose fully any contribution made by the Company or any Subsidiary (or made by any person acting on its behalf of which the Company is aware) which is in violation of law or (iv) violated in any material respect any provision of the Foreign Corrupt Practices Act of 1977, as amended.

Section 5.29     Seniority.  Except as set forth on Schedule 5.29, as of the Closing Date, no Indebtedness or other claim against the Company is senior to the Convertible Note in right of payment, whether with respect to interest or upon liquidation or dissolution, or otherwise, other than indebtedness secured by purchase money security interests (which is senior only as to underlying assets covered thereby) and capital lease obligations (which is senior only as to the property covered thereby).

Section 5.30     No Disagreements with Accountants and Lawyers.  There are no disagreements of any kind presently existing, or reasonably anticipated by the Company to arise, between the Company and the accountants and lawyers formerly or presently employed by the Company and the Company is current with respect to any fees owed to its accountants and lawyers which would reasonably be expected to materially adversely affect the Company’s ability to perform any of its obligations under any of the Transaction Documents.

Section 5.31     Regulation M Compliance.  The Company has not, and to its knowledge no one acting on its behalf has, (i) taken, directly or indirectly, any action designed to cause or to result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of any of the Securities or (ii) sold, bid for, purchased, or paid any compensation for soliciting purchases of, any of the Securities.

Section 5.32     Certain Fees.  No brokerage or finder’s fees or commissions are or will be payable by the Company to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by the Transaction Documents.

ARTICLE VI

OTHER AGREEMENTS OF THE PARTIES

Section 6.1       Transfer Restrictions.

(a)                Aztec agree to the imprinting, so long as is required by any applicable Securities Law, of a legend on any of the Securities in the following form:

[NEITHER] THIS SECURITY [NOR THE SECURITIES [INTO] [FOR] WHICH THIS SECURITY IS [EXERCISABLE] [CONVERTIBLE]] HAS [NOT] BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) AND APPLICABLE STATE SECURITIES LAWS, AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY.

(b)               Certificates evidencing the Registrable Shares shall not contain any legend (including the legend set forth in Section 6.1(a) hereof): (i) while a registration statement covering the resale of such Registrable Securities is effective under the Securities Act, (ii) following any sale of such Registerable Securities pursuant to Rule 144, (iii) if such Registrable Securities are eligible for sale under Rule 144, without the requirement for the Company to be in compliance with the current public information required under Rule 144 as to such Registrable Securities and without volume or manner-of-sale restrictions or (iv) if such legend is not required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the staff of the Commission). The Company shall cause its counsel to issue a legal opinion to the Transfer Agent promptly for any Security if required by the Transfer Agent to effect the removal of the legend hereunder. The Company agrees that at such time as such legend is no longer required under this Section 6.1(b), it will, no later than three (3) Trading Days following the delivery by Aztec to the Company or the Transfer Agent of a certificate representing Registrable Securities, as applicable, issued with a restrictive legend (such third Trading Day, the “Legend Removal Date”), deliver or cause to be delivered to Aztec a certificate representing such shares that is free from all restrictive and other legends. The Company may not make any notation on its records or give instructions to the Transfer Agent that enlarge the restrictions on transfer set forth in this Section 6.1. Certificates for Registrable Securities subject to legend removal hereunder shall be transmitted by the Transfer Agent to Aztec by crediting the account of Aztec’s prime broker with the Depository Trust Company System through its Deposit or Withdrawal at Custodian system if the Company is then a participant in such system, and otherwise by physical delivery to Aztec.

Section 6.2       Acknowledgment of Dilution.  The Company acknowledges that the issuance of the Registrable Securities may result in dilution of the outstanding shares of Common Stock, which dilution may be substantial under certain market conditions. The Company further acknowledges that its obligations under the Transaction Documents, including, without limitation, its obligation to issue the Registable Securities pursuant to the Transaction Documents, are unconditional and absolute, but subject to the terms and conditions of the Transaction Documents, and not subject to any right of set off, counterclaim, delay or reduction, regardless of the effect of any such dilution or any claim the Company may have against Aztec and regardless of the dilutive effect that such issuance may have on the ownership of the other stockholders of the Company.

Section 6.3       Furnishing of Information; Public Information.  Until the earlier of (i) six months from the date hereof or (ii) such time that Aztec owns less than 20% of the Registrable Securities, if a Registration Statement is not available for the resale of all of the Registrable Securities, or (iii) such time as the Registrable Securities may be sold without restriction or limitation pursuant to Rule 144 and without the requirement to be in compliance with Rule 144(c)(1), the Company covenants to (a) timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to the Exchange Act, (b) if the Company is not required to file reports pursuant to the Exchange Act, prepare and furnish to the Purchasers and make publicly available in accordance with Rule 144(c) such information as is required for the Purchasers to sell the Securities under Rule 144, and (c) take such further action as any holder of Securities may reasonably request, to the extent required from time to time to enable such Person to sell such Securities without registration under the Securities Act within the requirements of the exemption provided by Rule 144.

Section 6.4       Conversion and Exercise Procedures.  The Convertible Note sets forth the totality of the procedures required of Aztec in order to convert the Convertible Note into the Registrable Securities. No additional legal opinion, other information or instructions shall be required of Aztec to convert the Convertible Note. The Company shall honor conversion of the Convertible Note and shall deliver registered Registrable Securities in accordance with the terms and conditions set forth in the Convertible Note.

Section 6.5       Securities Laws Disclosure; Publicity.  The Company shall, by 5:30 p.m. (New York City time) on the fourth Trading Day immediately following the date hereof, file a Current Report on Form 8-K disclosing the material terms of the transactions contemplated hereby, including the Transaction Documents as exhibits thereto. The Company and Aztec shall consult with each other in issuing any other press releases or public statement with respect to the transactions contemplated hereby, and neither the Company nor Aztec shall issue any such press release nor otherwise make any such public statement without the prior consent of the Company, with respect to any press release of Aztec, or without the prior consent of Aztec, with respect to any press release of the Company, which consent shall not unreasonably be withheld or delayed, except if such disclosure is required by law or this Agreement, in which case the disclosing party shall promptly provide the other party with prior notice of such public statement or communication.

Section 6.6       [Reserved].

Section 6.7       Reservation and Listing of Securities.

(a)                The Company shall maintain a reserve from its duly authorized shares of Common Stock for issuance of the Registrable Securities pursuant to the Transaction Documents in such amount as may then be required to fulfill its obligations in full under the Transaction Documents.

(b)               If, on any date, the number of authorized but unissued shares of Common Stock of the Company reserved for issuance upon exercise of the Convertible Note is less than number of Registrable Securities on such date, then the Board of Directors shall use commercially reasonable efforts to amend the Company’s certificate or articles of incorporation to increase the number of authorized but unissued shares of Common Stock to at least the number of Registrable Securities at such time, as soon as possible and in any event not later than December 15, 2012.

(c)                The Company shall, if applicable: (i) in the time and manner required by the principal Trading Market, prepare and file with such Trading Market an additional shares listing application covering a number of shares of Common Stock at least equal to the Registrable Securities on the date of such application, (ii) take all steps necessary to cause such Registrable Securities to be approved for listing or quotation on such Trading Market as soon as possible thereafter, (iii) provide to Aztec evidence of such listing or quotation and (iv) maintain the listing or quotation of such Common Stock on any date at least equal to the number of Registrable Securities on such date on such Trading Market or another Trading Market.

Section 6.8       Form D; Blue Sky Filings. The Company agrees to timely file a Form D with respect to the Securities as required under Regulation D and applicable state securities laws, and to provide a copy thereof to Aztec. The Company shall take such action as the Company shall reasonably determine is necessary in order to obtain an exemption for, or to qualify the Securities for, sale to Aztec under applicable securities or “Blue Sky” laws of the states of the United States, and shall provide evidence of such actions promptly upon request of Aztec.

ARTICLE VII

GENERAL PROVISIONS

Section 7.1       General.  Each of the Parties will use commercially reasonable efforts to take or cause to be taken all actions and to do or cause to be done, as soon as possible, all things necessary, proper or advisable (subject to any applicable laws) to consummate the Closing and the other transactions contemplated by this Agreement.  In the event that at any time after the Closing any further action is reasonably necessary to carry out the purposes of this Agreement, each of the parties will take such further action (including the execution and delivery of such further instruments and documents) as the other party may reasonably request, at the sole cost and expense of the requesting party.

Section 7.2       Expenses.  Except as expressly set forth in the Transaction Documents to the contrary, each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement.

Section 7.3       Notices.  Any and all notices, requests, instructions or other communications to be given hereunder will be in writing and shall be deemed given and effective on the earliest of: (a) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number set forth on the signature pages attached hereto at or prior to 5:30 p.m. (New York City time) on a Trading Day, provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party, (b) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number set forth on the signature pages attached hereto on a day that is not a Trading Day or later than 5:30 p.m. (New York City time) on any Trading Day, provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party, (c) the second (2nd) Trading Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service or (d) upon actual receipt by the party to whom such notice is required to be given. Such notices, request, instructions or other communications will be sent to the Company or Aztec, as the case may be, at the addresses indicated below:

            If to the Company:

                        Blue Calypso, Inc.

                        19111 North Dallas Parkway, Suite 200

                        Dallas, TX 75287

                        Attention: William Ogle, Chief Executive Officer

            With a copy to (which will not constitute notice to the Company):

                        Fox Rothschild LLP

                        997 Lenox Drive, Building 3

                        Lawrenceville, NJ 08648

                        Attention: Sean F. Reid, Esq.

           If to Aztec:

                        Aztec Systems, Inc.

                        c/o glendonTodd Capital LLC

                        2101 Cedar Springs Road, Suite 1540

                        Dallas, Texas 75201

                        Attention: Todd Furniss, Chairman of the Board

            With a copy to (which will not constitute notice to Aztec):

                        Shackelford, Melton & McKinley, LLP

                        3333 Lee Parkway, 10th Floor

                        Dallas, Texas 75219-5139

                        Attention: W. Phillip Whitcomb

Section 7.4       Counterparts.  This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to each other party, it being understood that the parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof.

Section 7.5       Governing Law.  All questions concerning the construction, validity, enforcement and interpretation of the Transaction Documents shall be governed by and construed and enforced in accordance with the internal laws of the State of Texas, without regard to the principles of conflicts of law thereof. Each party agrees that all legal -Proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement and any other Transaction Documents (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, partners, members, employees or agents) shall be commenced exclusively in the state and federal courts sitting in Dallas County, Texas. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in Dallas County, Texas for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any Proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such Proceeding is improper or is an inconvenient venue for such Proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such Proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law.  If either party shall commence an Proceeding to enforce any provisions of the Transaction Documents, then, in addition to the obligations of the Company under Section 6.7, the prevailing party in such Proceeding shall be reimbursed by the other party for its reasonable attorneys’ fees and other costs and expenses incurred with the investigation, preparation and prosecution of such Proceeding.

Section 7.6       Waiver of Jury Trial.  IN ANY ACTION, SUIT, OR PROCEEDING IN ANY JURISDICTION BROUGHT BY ANY PARTY AGAINST ANY OTHER PARTY, THE PARTIES EACH KNOWINGLY AND INTENTIONALLY, TO THE GREATEST EXTENT PERMITTED BY APPLICABLE LAW, HEREBY ABSOLUTELY, UNCONDITIONALLY, IRREVOCABLY AND EXPRESSLY WAIVES FOREVER TRIAL BY JURY.

Section 7.7       Entire Agreement.  The Transaction Documents, together with the exhibits and schedules thereto, contain the entire agreement of the Parties with respect to the subject matter hereof and thereof and supersede all prior agreements and undertakings, both written and oral, between the Company and Aztec with respect to the subject matter hereof and thereof.

Section 7.8       Amendment and Waiver.  No provision of this Agreement may be waived, modified, supplemented or amended except in a written instrument signed, in the case of an amendment, by the Company and Aztec or, in the case of a waiver, by the party against whom enforcement of any such waived provision is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right.

Section 7.9       Assignment.  Neither this Agreement nor any of the rights, interests or obligations provided by this Agreement will be assigned by either party (whether by operation of law or otherwise) without the prior written consent of the other party.  Subject to the preceding sentence, this Agreement will be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

Section 7.10     Survival. The representations and warranties contained herein shall survive the Closing and the delivery of the Securities.

Section 7.11     Replacement of Securities. If any certificate or instrument evidencing any Securities is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon surrender and cancellation thereof (in the case of mutilation), or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft, destruction or mutilation, and of the ownership of such Security, and in the case of loss, theft or destruction, of indemnity or security reasonably satisfactory to the Company. The applicant for a new certificate or instrument under such circumstances shall also pay any reasonable third-party costs (including customary indemnity) associated with the issuance of such replacement certificate.

Section 7.12     Remedies. In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, Aztec and the Company will be entitled to specific performance under the Transaction Documents. The Parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations contained in the Transaction Documents and hereby agree to waive and not to assert in any action for specific performance of any such obligation the defense that a remedy at law would be adequate.

Section 7.13     Usury. To the extent it may lawfully do so, the Company hereby agrees not to insist upon or plead or in any manner whatsoever claim, and will resist any and all efforts to be compelled to take the benefit or advantage of, usury laws wherever enacted, now or at any time hereafter in force, in connection with any Proceeding that may be brought by Aztec in order to enforce any right or remedy under any Transaction Document. Notwithstanding any provision to the contrary contained in any Transaction Document, it is expressly agreed and provided that the total liability of the Company under the Transaction Documents for payments in the nature of interest shall not exceed the maximum lawful rate authorized under applicable law (the “Maximum Rate”), and, without limiting the foregoing, in no event shall any rate of interest or default interest, or both of them, when aggregated with any other sums in the nature of interest that the Company may be obligated to pay under the Transaction Documents exceed such Maximum Rate. It is agreed that if the maximum contract rate of interest allowed by law and applicable to the Transaction Documents is increased or decreased by statute or any official governmental action subsequent to the date hereof, the new maximum contract rate of interest allowed by law will be the Maximum Rate applicable to the Transaction Documents from the effective date thereof forward, unless such application is precluded by applicable law. If under any circumstances whatsoever, interest in excess of the Maximum Rate is paid by the Company to Aztec with respect to indebtedness evidenced by the Transaction Documents, such excess shall be applied by Aztec to the unpaid principal balance of any such indebtedness or be refunded to the Company, the manner of handling such excess to be at Aztec’s election.

Section 7.14     Construction. The Parties agree that each of them and/or their respective counsel have reviewed and had an opportunity to revise the Transaction Documents and, therefore, the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of the Transaction Documents or any amendments thereto. In addition, each and every reference to share prices and shares of Common Stock in any Transaction Document shall be subject to adjustment for reverse and forward stock splits, stock dividends, stock combinations and other similar transactions of the Common Stock that occur after the date of this Agreement (but without duplication of any such adjustment provided in the other Transaction Documents).

Section 7.15     Notice of Final Agreement.  THIS AGREEMENT AND THE CONVERTIBLE NOTE REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

[Signature page follows]

IN WITNESS WHEREOF, the Company and Aztec have caused this Agreement to be signed, all as of the date first written above.

BLUE CALYPSO, INC.

                                                                                    By:       /s/ William Ogle

                                                                                                William Ogle,

                                                                                                Chief Executive Officer

                                                                                    AZTEC SYSTEMS, INC.

                                                                                    By:       /s/ Todd Furniss

                                                                                                Todd Furniss,

                                                                                                Chairman of the Board

EXHIBIT “A”

PLAN OF DISTRIBUTION

Each selling stockholder of the common stock and any of their pledgees, assignees and successors-in-interest may, from time to time, sell any or all of their shares of common stock on the OTC Bulletin Board or any other stock exchange, market or trading facility on which the shares are traded or in private transactions. These sales may be at fixed or negotiated prices. A selling stockholder may use any one or more of the following methods when selling shares:

•     ordinary brokerage transactions and transactions in which the broker-dealer solicits purchasers;

•         block trades in which the broker-dealer will attempt to sell the shares as agent but may position and resell a portion of the block as principal to facilitate the transaction;

•     purchases by a broker-dealer as principal and resale by the broker-dealer for its account;

•     an exchange distribution in accordance with the rules of the applicable exchange;

•     privately negotiated transactions;

•     settlement of short sales entered into after the effective date of the registration statement of which this prospectus is a part;

•     broker-dealers may agree with the selling stockholders to sell a specified number of such shares at a stipulated price per share;

•     through the writing or settlement of options or other hedging transactions, whether through an options exchange or otherwise;

•     a combination of any such methods of sale; or

•     any other method permitted pursuant to applicable law.

The selling stockholders may also sell shares under Rule 144 under the Securities Act of 1933, as amended, if available, rather than under this prospectus.

Broker-dealers engaged by the selling stockholders may arrange for other brokers-dealers to participate in sales. Broker-dealers may receive commissions or discounts from the selling stockholders (or, if any broker-dealer acts as agent for the purchaser of shares, from the purchaser) in amounts to be negotiated, but, except as set forth in a supplement to this prospectus, in the case of an agency transaction not in excess of a customary brokerage commission in compliance with FINRA Rule 2440; and in the case of a principal transaction a markup or markdown in compliance with FINRA IM-2440.

In connection with the sale of the common stock or interests therein, the selling stockholders may enter into hedging transactions with broker-dealers or other financial institutions, which may in turn engage in short sales of the common stock in the course of hedging the positions they assume. The selling stockholders may also sell shares of the common stock short and deliver these securities to close out their short positions, or loan or pledge the common stock to broker-dealers that in turn may sell these securities. The selling stockholders may also enter into option or other transactions with broker-dealers or other financial institutions or the creation of one or more derivative securities which require the delivery to such broker-dealer or other financial institution of shares offered by this prospectus, which shares such broker-dealer or other financial institution may resell pursuant to this prospectus (as supplemented or amended to reflect such transaction).

The selling stockholders and any broker-dealers or agents that are involved in selling the shares may be deemed to be “underwriters” within the meaning of the Securities Act of 1933, as amended, in connection with such sales. In such event, any commissions received by such broker-dealers or agents and any profit on the resale of the shares purchased by them may be deemed to be underwriting commissions or discounts under the Securities Act of 1933, as amended. Each selling stockholder has informed us that it does not have any written or oral agreement or understanding, directly or indirectly, with any person to distribute the common stock. In no event shall any broker-dealer receive fees, commissions and markups which, in the aggregate, would exceed eight percent (8%).

We are required to pay certain fees and expenses incurred by us incident to the registration of the shares. We have agreed to indemnify the selling stockholders against certain losses, claims, damages and liabilities, including liabilities under the Securities Act of 1933, as amended.

Because selling stockholders may be deemed to be “underwriters” within the meaning of the Securities Act of 1933, as amended, they will be subject to the prospectus delivery requirements of the Securities Act of 1933, as amended, including Rule 172 thereunder. In addition, any securities covered by this prospectus which qualify for sale pursuant to Rule 144 under the Securities Act of 1933, as amended, may be sold under Rule 144 rather than under this prospectus. There is no underwriter or coordinating broker acting in connection with the proposed sale of the resale shares by the selling stockholders.

We agreed to keep this prospectus effective until the earlier of (i) the date on which the shares may be resold by the selling stockholders without registration and without the requirement to be in compliance with Rule 144(c)(1) and otherwise without restriction or limitation pursuant to Rule 144 or (ii) all of the shares have been sold pursuant to this prospectus or Rule 144 under the Securities Act or any other rule of similar effect. The resale shares will be sold only through registered or licensed brokers or dealers if required under applicable state securities laws. In addition, in certain states, the resale shares may not be sold unless they have been registered or qualified for sale in the applicable state or an exemption from the registration or qualification requirement is available and is complied with.

Under applicable rules and regulations under the Securities Exchange Act of 1934, as amended, any person engaged in the distribution of the resale shares may not simultaneously engage in market making activities with respect to the common stock for the applicable restricted period, as defined in Regulation M, prior to the commencement of the distribution. In addition, the selling stockholders will be subject to applicable provisions of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder, including Regulation M, which may limit the timing of purchases and sales of shares of the common stock by the selling stockholders or any other person. We will make copies of this prospectus available to the selling stockholders and have informed them of the need to deliver a copy of this prospectus to each purchaser at or prior to the time of the sale (including by compliance with Rule 172 under the Securities Act of 1933, as amended).

EXHIBIT “B”

FORM OF CONVERTIBLE NOTE

NEITHER THIS SECURITY NOR THE SECURITIES INTO WHICH THIS SECURITY IS CONVERTIBLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) AND APPLICABLE STATE SECURITIES LAWS, AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY. TO THE EXTENT PERMITTED BY APPLICABLE SECURITIES LAWS, THIS SECURITY AND THE SECURITIES ISSUABLE UPON CONVERSION OF THIS SECURITY MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN SECURED BY SUCH SECURITIES.

Original Issue Date:                 November 9, 2012

Original Conversion Price:                   (See Section 4(b) - subject to adjustment herein)

$545,958.16

8% CONVERTIBLE NOTE

DUE MARCH 31, 2013

FOR VALUE RECEIVED, BLUE CALYPSO, INC., a Delaware corporation (the “Company”), having its principal place of business at 19111 North Dallas Parkway, Suite 200, Dallas, Texas 75287, promises to pay to AZTEC SYSTEMS, INC. or its registered assigns (the “Holder”) the principal sum of $545,958.16 on March 31, 2013 (the “Maturity Date”) or such earlier date as this Convertible Note is required or permitted to be repaid as provided hereunder, and to pay interest to the Holder on the then outstanding principal amount of this Convertible Note in accordance with the provisions hereof.

This 8% Convertible Note due March 31, 2013 (the “Note”) has been entered into pursuant to the terms of an Exchange Agreement between the Company and the Holder effective as of November 9, 2012, as amended, modified or supplemented from time to time in accordance with its terms (the “Exchange Agreement”), and shall be governed by the terms of such Exchange Agreement. This Note is the “Convertible Note” referenced in the Exchange Agreement. Unless otherwise separately defined herein, all capitalized terms used in this Note shall have the same meaning as set forth in the Exchange Agreement. This Note is subject to the following additional provisions:

Section 1.         Definitions. For the purposes hereof, in addition to the terms defined elsewhere in this Note, (a) capitalized terms not otherwise defined herein shall have the meanings set forth in the Exchange Agreement and (b) the following terms shall have the following meanings:

“Alternate Consideration” shall have the meaning set forth in Section 5(d).

“Bankruptcy Event” means any of the following events: (a) the Company or any Significant Subsidiary thereof commences a case or other proceeding under any bankruptcy, reorganization, arrangement, adjustment of Debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction relating to the Company or any Significant Subsidiary thereof, as the case may be, (b) there is commenced against the Company or any Significant Subsidiary thereof any such case or proceeding that is not dismissed within sixty (60) days after commencement, (c) the Company or any Significant Subsidiary thereof is adjudicated insolvent or bankrupt or any order of relief or other order approving any such case or proceeding is entered, (d) the Company or any Significant Subsidiary thereof suffers any appointment of any custodian or the like for it or any substantial part of its property that is not discharged or stayed within sixty (60) calendar days after such appointment, (e) the Company or any Significant Subsidiary thereof makes a general assignment for the benefit of creditors, (f) the Company or any Significant Subsidiary thereof calls a meeting of its creditors with a view to arranging a composition, adjustment or restructuring of its Debts or (g) the Company or any Significant Subsidiary thereof, by any act or failure to act, expressly indicates its consent to, approval of or acquiescence in any of the foregoing or takes any corporate or other action for the purpose of effecting any of the foregoing.

“Base Conversion Price” shall have the meaning set forth in Section 5(b).

“Business Day” means any day except any Saturday, any Sunday, any day which is a federal legal holiday in the United States or any day on which banking institutions in the State of Texas are authorized or required by law or other governmental action to close.

“Change of Control Transaction” means the occurrence after the date hereof of any of (a) an acquisition after the date hereof by an individual or legal entity or “group” (as described in Rule 13d-5(b)(1) promulgated under the Exchange Act) of effective control (whether through legal or beneficial ownership of capital stock of the Company, by contract or otherwise) of in excess of 40% of the voting securities of the Company, (b) the Company merges into or consolidates with any other Person, or any Person merges into or consolidates with the Company and, after giving effect to such transaction, the stockholders of the Company immediately prior to such transaction own less than 60% of the aggregate voting power of the equity securities of the Company or the successor entity of such transaction, (c) the Company sells or transfers all or substantially all of its assets to another Person and the stockholders of the Company immediately prior to such transaction own less than 60% of the aggregate voting power of the equity securities of the acquiring entity immediately after the transaction, (d) a replacement at one time or within a three-year period of more than one-half of the members of the Board of Directors which is not approved by a majority of those individuals who are members of the Board of Directors on the Original Issue Date (or by those individuals who are serving as members of the Board of Directors on any date whose nomination to the Board of Directors was approved by a majority of the members of the Board of Directors who are members on the Original Issue Date), or (e) the execution by the Company of an agreement to which the Company is a party or by which it is bound, providing for any of the events set forth in clauses (a) through (d) above.

“Conversion Date” shall have the meaning set forth in Section 4(a).

“Conversion Price” shall have the meaning set forth in Section 4(c).

“Conversion Shares” means, collectively, the shares of Common Stock issuable upon conversion of this Note in accordance with the terms hereof.

“Deemed Liquidation Event” shall mean:  (i) a merger or consolidation in which the Company is a constituent party or a subsidiary of the Company is a constituent party and the Company issues shares of its capital stock pursuant to such merger or consolidation, except any such merger or consolidation involving the Company or a subsidiary in which the shares of capital stock of the Company outstanding immediately prior to such merger or consolidation continue to represent, or are converted into or exchanged for shares of capital stock that represent, immediately following such merger or consolidation, at least a majority, by voting power, of the capital stock of the surviving or resulting corporation or if the surviving or resulting corporation is a wholly owned subsidiary of another corporation immediately following such merger or consolidation, the parent corporation of such surviving or resulting corporation; (ii) the sale, lease, transfer, exclusive license or other disposition, in a single transaction or series of related transactions, by the Company or any subsidiary of the Company of all or substantially all the assets of the Company and its subsidiaries taken as a whole; or (iii) the sale or disposition (whether by merger or otherwise) of one or more subsidiaries of the Company if substantially all of the assets of the Company and its subsidiaries taken as a whole are held by such subsidiary or subsidiaries, except where such sale, lease, transfer, exclusive license or other disposition is to a wholly owned subsidiary of the Company.

“Dilutive Issuance” shall have the meaning set forth in Section 5(b).

“Dilutive Issuance Notice” shall have the meaning set forth in Section 5(b).

“Event of Default” shall have the meaning set forth in Section 7(a).

“Exchange Agreement” shall have the meaning set forth in the second paragraph of this Agreement.

“Fundamental Transaction” shall have the meaning set forth in Section 5(d).

“Late Fees” shall have the meaning set forth in Section 2(c).

“Notice of Conversion” shall have the meaning set forth in Section 4(a).

“Note Register” shall have the meaning set forth in Section 2(b).

“Original Issue Date” means the date of issuance of this Note, regardless of any transfer of this Note and regardless of the number of instruments which may be issued to evidence such Note.

“Permitted Indebtedness” means (1) the indebtedness evidenced by the 8% Senior Secured Convertible Debentures due October 19, 2012, issued to LMD Capital, LLC pursuant to the terms of that certain Securities Purchase Agreement dated as of April 19, 2012, (2) any indebtedness issued in connection with a Subsequent Financing, and (3) any trade payables or payroll liabilities of the Company in an amount not to exceed $100,000 per month.

“Permitted Lien” means the individual and collective reference to the following: (a) Liens for taxes, assessments and other governmental charges or levies not yet due or Liens for taxes, assessments and other governmental charges or levies being contested in good faith and by appropriate proceedings for which adequate reserves (in the good faith judgment of the management of the Company) have been established in accordance with GAAP, (b) Liens imposed by law which were incurred in the ordinary course of the business of the Company or any of its Subsidiaries, such as suppliers’, vendors’, carriers’, warehousemen’s and mechanics’ Liens, statutory workmen’s, repairmen’s and landlords’ Liens, and other similar Liens arising in the ordinary course of the business of the Company or any Subsidiary, and which (x) do not individually or in the aggregate materially detract from the value of such property or assets or materially impair the use thereof in the operation of the business of the Company and its consolidated Subsidiaries or (y) are being contested in good faith by appropriate proceedings, which proceedings have the effect of preventing for the foreseeable future the forfeiture or sale of the property or asset subject to such Lien, (c) Liens incurred in connection with Permitted Indebtedness provided that such Liens are not secured by assets of the Company or any Subsidiary other than the assets so acquired or leased.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Significant Subsidiary” shall have the meaning set forth in Rule 1.02(a) of Regulation S-X promulgated by the Commission, as amended from time to time.

“Stockholder’s Agreement” means the Stockholder Agreement dated April 19, 2012 by and among Andrew Levi and the Company.

“Subsequent Financing” shall mean any issuance and sale by the Company or any Subsidiary of common stock or securities convertible, exercisable or exchangeable into shares of Common Stock, that results in gross proceeds to the Company of at least $2,000,000, which issuance and sale is consummated on or before December 31, 2012.

“Successor Entity” shall have the meaning set forth in Section 5(e).

“Texas Courts” shall have the meaning set forth in Section 9(d).

“Trading Day” means a day on which the principal Trading Market is open for trading.

“Trading Market” means any of the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the NYSE MKT, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market, the New York Stock Exchange, the OTC Bulletin Board, or the OTCQB (or any successors to any of the foregoing).

“VWAP” means, for any date, the price determined by the first of the following clauses that applies: (a) if the Common Stock is then listed or quoted on a Trading Market, the daily volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the Trading Market on which the Common Stock is then listed or quoted as reported by Bloomberg L.P. (based on a Trading Day from 9:30 a.m. (New York City time) to 4:02 p.m. (New York City time)), (b) if the OTC Bulletin Board is not a Trading Market, the volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the OTC Bulletin Board, (c) if the Common Stock is not then listed or quoted for trading on the OTC Bulletin Board and if prices for the Common Stock are then reported in the “Pink Sheets” published by Pink OTC Markets, Inc. (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of the Common Stock so reported, or (d) in all other cases, the fair market value of a share of Common Stock as determined by an independent appraiser selected in good faith by Aztec and reasonably acceptable to the Company, the fees and expenses of which shall be paid by the Company; provided,  however, if Aztec has not selected an independent appraiser within twenty (20) calendar days after the date required to do so, such failure will not give rise to a breach of the Company’s obligations under this Agreement and the Transaction Documents.

Section 2.         Interest.

a)            Payment of Interest in Cash or Kind. The Company shall pay interest to the Holder on the then outstanding principal amount of this Note at the rate of 8% per annum, payable on the Maturity Date, in cash or, at the Holder’s option, in duly authorized, validly issued, fully paid and non-assessable shares of Common Stock at the Conversion Price.

b)           Interest Calculations. Interest shall be calculated on the basis of a 360-day year, consisting of twelve 30 calendar-day periods, and shall accrue daily commencing on the Original Issue Date until payment in full of the outstanding principal, together with all accrued and unpaid interest, liquidated damages and other amounts which may become due hereunder, has been made. Interest shall cease to accrue with respect to any principal amount converted, provided that, the Company actually delivers the Conversion Shares within the time period required by Section 4(c)(ii) herein. Interest hereunder will be paid to the Person in whose name this Note is registered on the records of the Company regarding any transfer of this Note (the “Note Register”).

c)            Late Fee. All overdue accrued and unpaid interest to be paid hereunder shall entail a late fee at an interest rate equal to the lesser of 12% per annum or the maximum rate permitted by applicable Law (the “Late Fees”) which shall accrue daily from the date such interest is due hereunder through and including the date of actual payment in full.

d)           Prepayment. Except as otherwise set forth in this Note, the Company may, upon ten (10) days written notice to the Holder, prepay any portion of the principal amount of this Note without premium or penalty.

Section 3.         Registration of Transfers and Exchanges.

a)                  Different Denominations. This Note is exchangeable for an equal aggregate principal amount of Notes of different authorized denominations, as requested by the Holder surrendering the same. No service charge will be payable for such registration of transfer or exchange.

b)                  Investment Representations. This Note has been issued subject to certain investment representations of the Company set forth in the Exchange Agreement, and this Note and the securities issued or issuable upon conversion hereof may be transferred or exchanged only in compliance with the terms of the Exchange Agreement and applicable Securities Laws.

c)                  Reliance on Note Register. Prior to due presentment for transfer to the Company of this Note, the Company and any agent of the Company may treat the Person in whose name this Note is duly registered on the Note Register as the owner hereof for the purpose of receiving payment as herein provided and for all other purposes, whether or not this Note is overdue, and neither the Company nor any such agent shall be affected by notice to the contrary. In the event of an assignment or transfer of this Note, the assignee or transferee shall be deemed a registered holder hereunder and a permitted assign pursuant to the Exchange Agreement on the date the notice of assignment and/or transfer is delivered to the Company in accordance with the terms hereunder and the Exchange Agreement.

Section 4.         Conversion.

a)                  Voluntary Conversion. At any time after the Original Issue Date until this Note is no longer outstanding, the principal of this Note and any accrued interest thereon shall be convertible, in whole or in part, into shares of Common Stock at the option of the Holder at any time and from time to time. The Holder shall effect conversions by delivering to the Company a Notice of Conversion, the form of which is attached hereto as Annex A (each, a “Notice of Conversion”), specifying therein the principal amount of this Note to be converted and the date on which such conversion shall be effected (such date, the “Conversion Date”). If no Conversion Date is specified in a Notice of Conversion, the Conversion Date shall be the date that such Notice of Conversion is deemed delivered hereunder. To effect conversions hereunder, the Holder shall not be required to physically surrender this Note to the Company unless the entire principal amount of this Note has been so converted. Conversions hereunder shall have the effect of lowering the outstanding principal amount of this Note in an amount equal to the principal amount converted. The Holder and the Company shall maintain records showing the principal amount(s) converted and the date of such conversion(s). The Company may deliver an objection to any Notice of Conversion within two (2) Business Days of delivery of such Notice of Conversion.  The Holder, and any assignee by acceptance of this Note, acknowledges and agrees that, by reason of the provisions of this Section 4(a), following conversion of a portion of this Note, the unpaid principal amount of this Note may be less than the amount stated on the face hereof.

b)                  Mandatory Conversion. On the Effective Date, the principal of this Note and all accrued interest thereon shall automatically convert into shares of Common Stock at the Conversion Price.

c)                  Conversion Price. The conversion price shall be equal to the greater of (i) $0.15 per Conversion Share or (ii) the price per share at which shares of Common Stock are sold by Company in a Subsequent Financing; provided,  however, that, in the event that a Subsequent Financing has not occurred prior to the Filing Date, the conversion price shall be fixed at the price of $0.15 per Conversion Share (the “Conversion Price”), subject to adjustment herein.

d)           Mechanics of Conversion.

i.                    Conversion Shares Issuable Upon Conversion. The number of Conversion Shares issuable upon a conversion hereunder shall be determined by the quotient obtained by dividing (x) the outstanding principal amount of this Note to be converted plus accrued interest being converted by (y) the Conversion Price.

ii.                  Delivery of Certificate Upon Conversion. Not later than five (5) Trading Days after each Conversion Date (the “Share Delivery Date”), the Company shall deliver, or cause to be delivered, to the Holder (A) a certificate or certificates representing the Conversion Shares which, on or after the date on which the Registration Statement covering the Conversion Shares has been declared effective by the Commission, shall be free of restrictive legends and trading restrictions representing the number of Conversion Shares being acquired upon the conversion of this Note and (B) a check in the amount of accrued and unpaid interest on the principal amount so converted. Certificates for Conversion Shares shall be transmitted by the Transfer Agent to the Holder by either (1) crediting the account of the Holder’s prime broker with The Depository Trust Company through its Deposit or Withdrawal at Custodian system (“DWAC”) if the Company is then a participant in such system and either (A) there is an effective registration statement permitting the issuance of the Conversion Shares to or resale of the Conversion Shares by the Holder or (B) the shares are eligible for resale by the Holder without volume or manner-of-sale limitations pursuant to Rule 144, or (2) otherwise by physical delivery to the address specified by the Holder in the Notice of Conversion.

iii.                Obligation to Deliver Conversion Shares Absolute. Except as set forth in the next succeeding sentence, to the extent permitted by applicable law, the Company’s obligations to issue and deliver the Conversion Shares upon conversion of this Note in accordance with the terms hereof are absolute and unconditional, irrespective of any action or inaction by the Holder to enforce the same, any prior waiver or consent with respect to any provision hereof, the recovery of any judgment against any Person or any action to enforce the same, or any setoff, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by the Holder or any other Person of any obligation to the Company or any violation or alleged violation of law by the Holder or any other Person, and irrespective of any other circumstance which might otherwise limit such obligation of the Company to the Holder in connection with the issuance of such Conversion Shares; provided, however, that such delivery shall not operate as a waiver by the Company of any such action the Company may have against the Holder

iv.                Reservation of Shares Issuable Upon Conversion. The Company covenants that it will at all times reserve and keep available out of its authorized and unissued shares of Common Stock for the sole purpose of issuance upon conversion of this Note, free from preemptive rights or any other actual contingent purchase rights of Persons other than the Holder, not less than such aggregate number of shares of the Common Stock as shall (subject to the terms and conditions set forth in the Exchange Agreement) be issuable (taking into account the adjustments and restrictions of Section 5) upon the conversion of the then outstanding principal amount of this Note. The Company covenants that all shares of Common Stock that shall be so issuable shall, upon issue, be duly authorized, validly issued, fully paid and nonassessable.

v.                  Fractional Shares. No fractional shares or scrip representing fractional shares shall be issued upon the conversion of this Note. As to any fraction of a share which the Holder would otherwise be entitled to purchase upon such conversion, the Company shall at its election, either pay a cash adjustment in respect of such final fraction in an amount equal to such fraction multiplied by the Conversion Price or round up to the next whole share.

vi.                Transfer Taxes. The issuance of certificates for shares of the Common Stock on conversion of this Note shall be made without charge to the Holder hereof for any documentary stamp or similar taxes that may be payable in respect of the issue or delivery of such certificates, provided that, the Company shall not be required to pay any tax that may be payable in respect of any transfer involved in the issuance and delivery of any such certificate upon conversion in a name other than that of the Holder of this Note so converted and the Company shall not be required to issue or deliver such certificates unless or until the Person or Persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

Section 5.         Certain Adjustments.

a)                  Stock Dividends and Stock Splits. If the Company, at any time while this Note is outstanding: (i) pays a stock dividend or otherwise makes a distribution or distributions payable in shares of Common Stock on shares of Common Stock or any Common Stock Equivalents (which, for avoidance of doubt, shall not include any shares of Common Stock issued by the Company upon conversion of this Note), (ii) subdivides outstanding shares of Common Stock into a larger number of shares, (iii) combines (including by way of a reverse stock split) outstanding shares of Common Stock into a smaller number of shares or (iv) issues, in the event of a reclassification of shares of the Common Stock, any shares of capital stock of the Company, then the Conversion Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding any treasury shares of the Company) outstanding immediately before such event, and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event. Any adjustment made pursuant to this Section 5(a) shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution (provided that if the declaration of such dividend or distribution is rescinded or otherwise cancelled, then such adjustment shall be reversed upon notice to the Holder of the termination of such proposed declaration or distribution as to any unconverted principal amount at the time of such rescission or cancellation) and shall become effective immediately after the effective date in the case of a subdivision, combination or re-classification.

b)                  Subsequent Equity Sales. If, at any time while this Note is outstanding, the Company or any Subsidiary, as applicable, sells or grants any option to purchase or sells or grants any right to reprice, or otherwise disposes of or issues (or announces any sale, grant or any option to purchase or other disposition), any Common Stock or Common Stock Equivalents entitling any Person to acquire shares of Common Stock from the Company or any Subsidiary at an effective price per share that is lower than the then Conversion Price (such lower price, the “Base Conversion Price” and such issuances, collectively, a “Dilutive Issuance”) (if the holder of the Common Stock or Common Stock Equivalents so issued shall at any time, whether by operation of purchase price adjustments, reset provisions, floating conversion, exercise or exchange prices or otherwise, or due to warrants, options or rights per share which are issued in connection with such issuance, be entitled to receive shares of Common Stock at an effective price per share that is lower than the Conversion Price, such issuance shall be deemed to have occurred for less than the Conversion Price on such date of the Dilutive Issuance), then the Conversion Price shall be reduced to equal the Base Conversion Price. Such adjustment shall be made whenever such Common Stock or Common Stock Equivalents are issued. If the Company enters into a Variable Rate Transaction, the Company shall be deemed to have issued Common Stock or Common Stock Equivalents at the lowest possible conversion price at which such securities may be converted or exercised. The Company shall notify the Holder in writing, no later than the Trading Day following the issuance of any Common Stock or Common Stock Equivalents subject to this Section 5(b), indicating therein the applicable issuance price, or applicable reset price, exchange price, conversion price and other pricing terms (such notice, the “Dilutive Issuance Notice”). For purposes of clarification, whether or not the Company provides a Dilutive Issuance Notice pursuant to this Section 5(b), upon the occurrence of any Dilutive Issuance, the Holder is entitled to receive a number of Conversion Shares based upon the Base Conversion Price on or after the date of such Dilutive Issuance, regardless of whether the Holder accurately refers to the Base Conversion Price in the Notice of Conversion.

c)                  Pro Rata Distributions. If the Company, at any time while this Note is outstanding, distributes to all holders of Common Stock (and not to the Holder) evidences of its indebtedness or assets (including cash and cash dividends) or rights or warrants to subscribe for or purchase any security (other than the Common Stock, which shall be subject to Section 5(b)), then in each such case the Conversion Price shall be adjusted by multiplying such Conversion Price in effect immediately prior to the record date fixed for determination of stockholders entitled to receive such distribution by a fraction of which the denominator shall be the VWAP determined as of the record date mentioned above, and of which the numerator shall be such VWAP on such record date less the then fair market value at such record date of the portion of such assets or evidence of indebtedness or rights or warrants so distributed applicable to one outstanding share of the Common Stock as determined by the Board of Directors of the Company in good faith. In either case the adjustments shall be described in a statement delivered to the Holder describing the portion of assets or evidences of indebtedness so distributed or such subscription rights applicable to one share of Common Stock. Such adjustment shall be made whenever any such distribution is made and shall become effective immediately after the record date mentioned above (provided that if such distribution is not in fact made, then such adjustment shall be reversed upon notice to the Holder of the termination of such proposed distribution as to any unconverted principal amount at the time of such cancellation of such distribution).

d)                  Fundamental Transaction. If, at any time while this Note is outstanding, (i) the Company, directly or indirectly, in one or more related transactions effects any merger or consolidation of the Company with or into another Person, (ii) the Company, directly or indirectly, effects any sale, lease, license, assignment, transfer, conveyance or other disposition of all or substantially all of its assets in one or a series of related transactions, (iii) any, direct or indirect, purchase offer, tender offer or exchange offer (whether by the Company or another Person) is completed pursuant to which holders of Common Stock are permitted to sell, tender or exchange their shares for other securities, cash or property and has been accepted by the holders of 50% or more of the outstanding Common Stock, (iv) the Company, directly or indirectly, in one or more related transactions effects any reclassification, reorganization or recapitalization of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property, (v) the Company, directly or indirectly, in one or more related transactions consummates a stock or share purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off or scheme of arrangement) with another Person whereby such other Person acquires more than 50% of the outstanding shares of Common Stock (not including any shares of Common Stock held by the other Person or other Persons making or party to, or associated or affiliated with the other Persons making or party to, such stock or share purchase agreement or other business combination) (each a “Fundamental Transaction”), then, upon any subsequent conversion of this Note, the Holder shall have the right to receive, for each Conversion Share that would have been issuable upon such conversion immediately prior to the occurrence of such Fundamental Transaction (without regard to any limitation in Section 4(d) on the conversion of this Note), the number of shares of common stock of the successor or acquiring corporation or of the Company, if it is the surviving corporation, and any additional consideration (the “Alternate Consideration”) receivable as a result of such Fundamental Transaction for each share of Common Stock held by a holder. For purposes of any such conversion, the determination of the Conversion Price shall be appropriately adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of one (1) share of Common Stock in such Fundamental Transaction, and the Company shall apportion the Conversion Price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration. If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Holder shall be given the same choice as to the Alternate Consideration it receives upon any conversion of this Note following such Fundamental Transaction. The Company shall cause any successor entity in a Fundamental Transaction in which the Company is not the survivor (the “Successor Entity”) to assume in writing all of the obligations of the Company under this Note and the other Transaction Documents (as defined in the Exchange Agreement) in accordance with the provisions of this Section 5(d) pursuant to written agreements in form and substance reasonably satisfactory to the Holder and approved by the Holder (without unreasonable delay) prior to such Fundamental Transaction and shall, at the option of the Holder of this Note, deliver to the Holder in exchange for this Note a security of the Successor Entity evidenced by a written instrument substantially similar in form and substance to this Note which is convertible for a corresponding number of shares of capital stock of such Successor Entity (or its parent entity) equivalent to the shares of Common Stock acquirable and receivable upon conversion of this Note (without regard to any limitations on the conversion of this Note) prior to such Fundamental Transaction, and with a conversion price which applies the Conversion Price to such shares of capital stock (but taking into account the relative value of the shares of Common Stock pursuant to such Fundamental Transaction and the value of such shares of capital stock, such number of shares of capital stock and such conversion price being for the purpose of protecting the economic value of this Note immediately prior to the consummation of such Fundamental Transaction), and which is reasonably satisfactory in form and substance to the Holder. Upon the occurrence of any such Fundamental Transaction, the Successor Entity shall succeed to, and be substituted for (so that from and after the date of such Fundamental Transaction, the provisions of this Note and the other Transaction Documents referring to the “Company” shall refer instead to the Successor Entity), and may exercise every right and power of the Company and shall assume all of the obligations of the Company under this Note and the other Transaction Documents with the same effect as if such Successor Entity had been named as the Company herein.

e)                  Calculations. All calculations under this Section 5 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be. For purposes of this Section 5, the number of shares of Common Stock deemed to be issued and outstanding as of a given date shall be the sum of the number of shares of Common Stock (excluding any treasury shares of the Company) issued and outstanding.

f)                   Notice to the Holder.

i.        Adjustment to Conversion Price. Whenever the Conversion Price is adjusted pursuant to any provision of this Section 5, the Company shall promptly deliver to the Holder a notice setting forth the Conversion Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment.

ii.      Notice to Allow Conversion by Holder. If (A) the Company shall declare a dividend (or any other distribution in whatever form) on the Common Stock, (B) the Company shall declare a special nonrecurring cash dividend on or a redemption of the Common Stock, (C) the Company shall authorize the granting to all holders of the Common Stock of rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights, (D) the approval of any stockholders of the Company shall be required in connection with any reclassification of the Common Stock, any consolidation or merger to which the Company is a party, any sale or transfer of all or substantially all of the assets of the Company, or any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property or (E) the Company shall authorize the voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Company, then, in each case, the Company shall cause to be filed at each office or agency maintained for the purpose of conversion of this Note, and shall cause to be delivered to the Holder at its last address as it shall appear upon the Note Register, at least ten (10) calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of the Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of the Common Stock of record shall be entitled to exchange their shares of the Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer or share exchange, provided that the failure to deliver such notice or any defect therein or in the delivery thereof shall not affect the validity of the corporate action required to be specified in such notice. To the extent that any notice provided hereunder constitutes, or contains, material, non-public information regarding the Company or any of the Subsidiaries, the Company shall simultaneously file such notice with the Commission pursuant to a Current Report on Form 8-K. The Holder shall remain entitled to convert this Note during the 10-day period commencing on the date of such notice through the effective date of the event triggering such notice except as may otherwise be expressly set forth herein.

Section 6.         Negative Covenants. As long as any portion of this Note remains outstanding, the Company shall not, and shall not permit any Subsidiary to, directly or indirectly:

a)                  other than Permitted Indebtedness, enter into, create, incur, assume, guarantee or suffer to exist any indebtedness for borrowed money of any kind, including, but not limited to, a guarantee of indebtedness for borrowed money;

b)                  other than Permitted Liens, enter into, create, incur, assume or suffer to exist any Liens of any kind, on or with respect to any of its property or assets now owned or hereafter acquired or any interest therein or any income or profits therefrom;

c)                  amend its charter documents, including, without limitation, its certificate of incorporation and bylaws, in any manner that materially and adversely affects any rights of the Holder;

d)                  repay, repurchase or offer to repay, repurchase or otherwise acquire more than a deminimis  number of shares of its Common Stock or Common Stock Equivalents;

e)                  repay, repurchase or offer to repay, repurchase or otherwise acquire any Indebtedness, other than this Note and the Permitted Indebtedness, other than regularly scheduled payments, as such terms are in effect as of the Original Issue Date or, as to Permitted Indebtedness hereafter incurred, as such terms are in effect at the time of incurrence, provided that such payments shall not be permitted if, at such time, or after giving effect to such payment, any Event of Default exists or has occurred;

f)                   pay cash dividends or distributions on any equity securities of the Company;

g)                  enter into any transaction with any Affiliate of the Company which would be required to be disclosed in any public filing with the Commission, unless such transaction is made on an arm’s-length basis and expressly approved by a majority of the disinterested directors of the Company (even if less than a quorum is otherwise required for board approval);

h)                  cause the termination of or breach any term of the Stockholder’s Agreement;

i)                    liquidate, dissolve, or wind-up the business and affairs of the Company or effect any Deemed Liquidation Event; or

j)                    enter into any agreement with respect to any of the foregoing.

Section 7.         Events of Default.

a)                  “Event of Default” means, wherever used herein, any of the following events (whatever the reason for such event and whether such event shall be voluntary or involuntary or effected by operation of law or pursuant to any judgment, decree or order of any court, or any order, rule or regulation of any administrative or governmental body):

i.        any default in the payment of (A) the principal amount of this Note or (B) interest, liquidated damages and other amounts owing to the Holder of this Note, as and when the same shall become due and payable (whether on a Conversion Date or the Maturity Date or by acceleration or otherwise) which default, solely in the case of an interest payment or other default under clause (B) above, is not cured within three (3) Trading Days;

ii.      the Company shall fail to observe or perform any other covenant or agreement contained in this Note (other than a breach by the Company of its obligations to deliver shares of Common Stock to the Holder upon conversion, which breach is addressed in clause (ix) below) which failure is not cured, if possible to cure, within the earlier to occur of (A) five (5) Trading Days after notice of such failure sent by the Holder or any other holder to the Company and (B) ten (10) Trading Days after the Company has become or should have become aware of such failure;

iii.    a default or event of default (subject to any grace or cure period provided in the applicable agreement, document or instrument) shall occur under (A) any of the Transaction Documents or (B) any other material agreement, lease, document or instrument to which the Company or any Subsidiary is obligated (and not covered by clause (vi) below );

iv.    any representation or warranty made in this Note, any other Transaction Documents, any written statement pursuant hereto or thereto or any other report, financial statement or certificate made or delivered to the Holder or any other holder shall be untrue or incorrect in any material respect as of the date when made or deemed made;

v.      the Company or any Significant Subsidiary shall be subject to a Bankruptcy Event;

vi.    the Company or any Significant Subsidiary shall default on any of its obligations under any mortgage, credit agreement or other facility, indenture agreement, factoring agreement or other instrument under which there may be issued, or by which there may be secured or evidenced, any indebtedness for borrowed money or money due under any long term leasing or factoring arrangement that (a) involves an obligation greater than $25,000, whether such indebtedness now exists or shall hereafter be created, and (b) results in such indebtedness becoming or being declared due and payable prior to the date on which it would otherwise become due and payable;

vii.  the Common Stock shall not be eligible for listing or quotation for trading on a Trading Market and shall not be eligible to resume listing or quotation for trading thereon within five (5) Trading Days;

viii.                        the Company shall be a party to a Change of Control Transaction and the principal amount of this Note, together with all accrued and unpaid interest, is not satisfied in full;

ix.    the Company shall fail for any reason to deliver certificates to the Holder prior to the fifth (5th) Trading Day after a Conversion Date pursuant to Section 4(c) or the Company shall provide at any time notice to the Holder, including by way of public announcement, of the Company’s intention to not honor requests for conversions of this Note in accordance with the terms hereof;

x.      any monetary judgment, writ or similar final process shall be entered or filed against the Company, any Subsidiary or any of their respective property or other assets for more than $100,000, and such judgment, writ or similar final process shall remain unvacated, unbonded or unstayed for a period of forty-five (45) calendar days; or

xi.    the Company does not meet the current public information requirements under Rule 144 in respect of the Conversion Shares.

b)                  Remedies Upon Event of Default.  If any Event of Default shall occur, Holder may declare the outstanding principal amount of this Note, plus accrued but unpaid interest, liquidated damages and other amounts owing in respect thereof through the date of acceleration to be immediately due and payable and the same shall thereupon become immediately due and payable, without notice, demand, presentment, notice of dishonor, notice of acceleration, notice of intent to accelerate, notice of intent to demand, protest, or other formalities of any kind, all of which are hereby expressly waived by the Company. Commencing five (5) days after the occurrence of any Event of Default that results in the eventual acceleration of this Note, the interest rate on this Note shall accrue at an interest rate equal to the lesser of 16% per annum or the maximum rate permitted under applicable law. Such acceleration may be rescinded and annulled by Holder at any time, and the Holder may exercise all rights and remedies available to it at law or in equity under the Exchange Agreement, this Note or otherwise. No such rescission or annulment shall affect any subsequent Event of Default or impair any right consequent thereon.

Section 8.         Miscellaneous.

a)      Notices.  Any and all notices or other communications or deliveries to be provided by the Holder hereunder, including, without limitation, any Notice of Conversion, shall be in writing and delivered personally, by facsimile, provided confirmation of transmission is mechanically or electronically generated and kept on file by the Holder, or email, or sent by a nationally recognized overnight courier service, addressed to the Company, at the address set forth in the Exchange Agreement, or such other facsimile number, email address or address as the Company may specify for such purposes by notice to the Holder delivered in accordance with this Section 8(a). Any and all notices or other communications or deliveries to be provided by the Company hereunder shall be in writing and delivered personally, by facsimile, provided confirmation of transmission is mechanically or electronically generated and kept on file by the Company, or email, or sent by a nationally recognized overnight courier service addressed to the Holder at the facsimile number, email address or address of the Holder appearing on the books of the Company, or if no such facsimile number, email address or address appears on the books of the Company, at the principal place of business of such Holder, as set forth in the Exchange Agreement. Any notice or other communication or deliveries hereunder shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile or email at the facsimile number or email address set forth on the signature pages attached hereto prior to 5:30 p.m. (New York City time) on any date, (ii) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile or email at the facsimile number or email address set forth on the signature pages attached hereto on a day that is not a Trading Day or later than 5:30 p.m. (New York City time) on any Trading Day, (iii) the second Trading Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service or (iv) upon actual receipt by the party to whom such notice is required to be given.

b)      Absolute Obligation.  Except as expressly provided herein, no provision of this Note shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, liquidated damages, if any, and accrued interest, as applicable, on this Note at the time, place, and rate, and in the currency herein prescribed. This Note is a direct debt obligation of the Company. This Note ranks pari passu with all Permitted Indebtedness now or hereafter issued under the terms set forth herein.

c)      Lost or Mutilated Note.  If this Note shall be mutilated, lost, stolen or destroyed, the Company shall execute and deliver, in exchange and substitution for and upon cancellation of a mutilated Note, or in lieu of or in substitution for a lost, stolen or destroyed Note, a new Note for the outstanding principal amount of this Note so mutilated, lost, stolen or destroyed, but only upon receipt of evidence of such loss, theft or destruction of such Note, and of the ownership hereof, and, in case of loss, theft or destruction, of indemnity or security (which shall not include the posting of any bond), in each case reasonably satisfactory to the Company.

d)      Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Note shall be governed by and construed and enforced in accordance with the internal laws of the State of Texas, without regard to the principles of conflict of laws thereof. Each party agrees that all legal proceedings concerning the interpretation, enforcement and defense of the transactions contemplated by any of the Transaction Documents (whether brought against a party hereto or its respective Affiliates, directors, officers, shareholders, employees or agents) shall be commenced in the state and federal courts sitting in Dallas County, Texas (the “Texas Courts”). Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the Texas Courts for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of such Texas Courts, or such Texas Courts are improper or inconvenient venue for such proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Note and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by applicable law. Each party hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Note or the transactions contemplated hereby. If any party shall commence an action or proceeding to enforce any provisions of this Note, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its attorneys’ fees and other costs and expenses incurred in the investigation, preparation and prosecution of such action or proceeding.

e)      Amendment; Waiver.  No provision of this Note may be waived, modified, supplemented or amended except in a written instrument signed by the Company and the Holder. Any waiver by the Company or the Holder of a breach of any provision of this Note shall not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of this Note. The failure of the Company or the Holder to insist upon strict adherence to any term of this Note on one or more occasions shall not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Note on any other occasion. Any waiver by the Company or the Holder must be in writing.

f)       Severability.  If any provision of this Note is invalid, illegal or unenforceable, the balance of this Note shall remain in effect, and if any provision is inapplicable to any Person or circumstance, it shall nevertheless remain applicable to all other Persons and circumstances.

g)      Usury.  If it shall be found that any interest or other amount deemed interest due hereunder violates the applicable law governing usury, the applicable rate of interest due hereunder shall automatically be lowered to equal the maximum rate of interest permitted under applicable law. The Company covenants (to the extent that it may lawfully do so) that it shall not at any time insist upon, plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay, extension or usury law or other law which would prohibit or forgive the Company from paying all or any portion of the principal of or interest on this Note as contemplated herein, wherever enacted, now or at any time hereafter in force, or which may affect the covenants or the performance of this Note, and the Company (to the extent it may lawfully do so) hereby expressly waives all benefits or advantage of any such law, and covenants that it will not, by resort to any such law, hinder, delay or impede the execution of any power herein granted to the Holder, but will suffer and permit the execution of every such as though no such law has been enacted.

h)      Next Business Day.  Whenever any payment or other obligation hereunder shall be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day.

i)        Headings. The headings contained herein are for convenience only, do not constitute a part of this Note and shall not be deemed to limit or affect any of the provisions hereof.

IN WITNESS WHEREOF, the Company has caused this Note to be duly executed by a duly authorized officer as of the date first above indicated.

BLUE CALYPSO, INC.

By:	/s/ William Ogle
William Ogle,
Chief Executive Officer

Facsimile No.: ______________________

ANNEX A

NOTICE OF CONVERSION

The undersigned registered holder hereby elects to convert the principal amount of the 8% Convertible Note due March 31, 2013 (the “Note”) made payable by Blue Calypso, Inc., a Delaware corporation (the “Company”), to Aztec Systems, Inc., a Texas corporation, into shares of common stock (the “Common Stock”) of the Company in accordance with the terms and conditions of the Note, as of the date written below. If shares of Common Stock are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto and is delivering herewith such certificates and opinions as reasonably requested by the Company in accordance therewith. No fee will be charged to the undersigned registered holder of the Note for any conversion, except for such transfer taxes, if any.

The undersigned agrees to comply with the prospectus delivery requirements under the applicable Securities Laws in connection with any transfer of the aforesaid shares of Common Stock.

Conversion calculations:

Date to Effect Conversion:

Principal Amount of Note to be Converted:

Number of shares of Common Stock to be issued:

Signature:

Name:

Address for Delivery of Common Stock Certificates:

Or

DWAC Instructions:

Broker No:

Account No:

SCHEDULES

Schedule 5.7                Capitalization

Schedule 5.8                Other Debt

Schedule 5.10              Material Changes; Undisclosed Events, Liabilities or Developments

Schedule 5.11              Litigation

Schedule 5.16              Intellectual Property

Schedule 5.13              Compliance

Schedule 5.26              Taxes

Schedule 5.29              Seniority